UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 28, 2008.

MAGNUS INTERNATIONAL RESOURCES INC. (Exact name of registrant as specified in its chapter)

Nevada (State or other jurisdiction of incorporation	333-74992 (Commission File Number)	98-0351859 (IRS Employer Identification No.)

Suite 550, 1055 W. Hastings St. Vancouver, BC Canada (Address of principal executive offices)	V6E 2E9 (Zip Code)

Registrant's telephone number, including area code (888) 888-1494

N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 28, 2008, Magnus International Resources Inc. (“Magnus”, or the “Company”) executed an agreement (the “Transfer Agreement”) with Mr. Lai Jinzang (“Jinzang”) under which Magnus agreed to sell its 90% interest in Yunnan Long Teng Mining Ltd., which owns the exploration license underlying the Huidong gold exploration property in Sichuan Province, China, to Jinzang.  Under the Transfer Agreement, Magnus will receive: (i) 7,000,000 yuan (approximately US$1,000,000) within seven days of the execution of the Transfer Agreement; (ii) a further 7,000,000 yuan within seven days of the successful renewal of the exploration license underlying the Huidong property; (iii) a further 4,900,000 yuan within seven days of the transfer of Magnus’ 90% interest in Yunnan Long Teng Mining Ltd. to Jinzang; and (iv) a further 2,100,000 yuan within seven days of the transfer of the remaining 10% interest in Yunnan Long Teng Mining Ltd. held by Geological Brigade Team 209 of the Nuclear Industry of Yunnan Province (“Team 209”) to Jinzang, whether directly from Team 209 or indirectly from Team 209 to Magnus and then to Jinzang.  In addition, Magnus will retain a 3% net smelter royalty on any minerals produced from the Huidong property under the exploration license in the future, which will be paid quarterly.  To date, Magnus has received the first payment of 7,000,000 yuan from Jinzang.  If the exploration license underlying the Huidong property is not successfully renewed, then Magnus will be required to return all payments to Jinzang within one month and the Transfer Agreement will terminate.

The foregoing description of the Transfer Agreement does not purport to be complete and is qualified in its entirety by reference to the Chinese version of the Transfer Agreement, which is attached hereto as Exhibit 10.1, and the English translation version of the Transfer Agreement, which is attached hereto as Exhibit 10.2.

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Please refer to the disclosure under Item 1.01 above.

ITEM 8.01  OTHER EVENTS

Pursuant to Form 8-K, General Instructions F, registrant hereby incorporates by reference the press release attached hereto as Exhibit 99.1.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
Exhibit No.	Description
Exhibit 10.1	Contract on the Transfer of Equity of Yunnan Long Teng Mining Ltd. – Chinese version.
Exhibit 10.2	Contract on the Transfer of Equity of Yunnan Long Teng Mining Ltd. – English translation.
Exhibit 99.1	Press Release dated June 5, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 12, 2008

                                                                        MAGNUS INTERNATIONAL
                                                                        RESOURCES INC.

                                                                        By:       /s/ Graham Taylor
                                                                        Name:  Graham Taylor
                                                                        Title:     President and a Director